PUBLIC OFFERING AND NASDAQ UPLISTING	9 Months Ended
Dec. 31, 2023
Public Offering And Nasdaq Uplisting
PUBLIC OFFERING AND NASDAQ UPLISTING

NOTE 11 – PUBLIC OFFERING AND NASDAQ UPLISTING

On May 23, 2022, the Company entered into the Underwriting Agreement with Aegis Capital Corp., who acted as the sole Underwriter, in a firm commitment underwritten public offering pursuant to which the Company sold to the Underwriter 1,000,000 shares of common stock, par value $0.01 per share for gross proceeds of $4,000,000 prior to deducting underwriting discounts and commissions and other estimated offering expenses of approximately $600,000. The price to the public in the offering was $4.00 per Share, before underwriting discounts and commissions. The offering closed on May 26, 2022. The Company received net proceeds of approximately 3,400,000 which was used for working capital.

Pursuant to the terms of the Underwriting Agreement, the Company agreed to issue to the Underwriter warrants to purchase up to 100,000 shares of Common Stock representing 10.0% of the Shares sold in this offering, excluding any Shares sold through the over-allotment option. The warrants are exercisable for six months from the commencement of sales under the offering, have an exercise price of $5.00 per share and expire five years from the date of issuance. The Company estimated the fair value of these warrants to be approximately $244,000 using the Black-Scholes Model based on the following input assumptions: common stock price of $2.90, expected life of the warrants of 3 years; stock price volatility of 176%; dividend yield of 0%; and the risk-free interest rate of 2.63%.

On May 24, 2022, the Company’s common stock was approved to list on the Nasdaq Capital Market under the symbol “MICS” and began trading on the Nasdaq Capital Market on May 24, 2022.